UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-01570
Van Kampen Comstock Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 6/30/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

June 30, 2009

MUTUAL FUNDS Van Kampen Comstock Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Comstock Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of June 30, 2009.

This material must be preceded or accompanied by a Class A, B, C, I and R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 6/30/09 (Unaudited)

	A Shares		B Shares		C Shares		R Shares	I Shares
	since 10/7/68		since 10/19/92		since 10/26/93		since 10/1/02	since 10/29/04
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	10.27%	10.11%	7.79%	7.79%	7.04%	7.04%	3.84%	–3.14%

10-year	1.61	1.02	1.01	1.01	0.86	0.86	—	—

5-year	–2.53	–3.68	–3.02	–3.25	–3.26	–3.26	–2.78	—

1-year	–20.87	–25.40	–20.87	–24.73	–21.44	–22.21	–21.07	–20.62

6-month	3.37	–2.56	3.37	–1.63	2.98	1.98	3.24	3.49

Gross Expense Ratios	0.84%		1.59%		1.59%		1.09%	0.59%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the Fund’s fiscal year end as outlined in the Fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, nonqualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) feebased investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Standard & Poor’s 500® Index (S&P 500) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indices are unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended June 30, 2009

Market Conditions

The Fund’s modest absolute return of just over 3 percent for the six-month period ended June 30, 2009, masks the more than 20 percent decline in stock prices during the first third of the period and the more than 35 percent increase in stock prices during the last two-thirds. Investors are likely wondering what caused the sharp decline and subsequently sharp increase in stock prices since the beginning of the year. We attribute the rally to a few positive improvements in the economic picture although risks remain.

•	The month of January started in a severe recession similar to—although somewhat deeper than—that of November and December of 2008. Indeed, some worried about the economy falling into a depression. The financial system was still under strain, and almost every measure of the economy was bad and getting worse. Against this backdrop, stocks had become very inexpensive.

•	In February, business at many companies continued to deteriorate. But some companies began to see stabilization in their business and a few even saw improvements. We saw some continuation in that trend through March and into the second quarter of 2009, although progress has been spotty. While some of the U.S. government’s stimulus program has begun, the majority of spending has not yet occurred.

•	After a substantial decline in stock prices, equities began a large rally from depressed valuation levels in early March. The S&P 500® Index was up more than 35 percent from its low on March 9 through June 30. Since March, a few important things have happened. First, the risk of a depression has been substantially reduced. The financial system has strengthened as some participants have reduced leverage, substantially so in some cases. In addition, large capital raisings by some banks have further improved the stability of the financial system.

While we have seen some improvements, we believe the economy still faces some real risks and challenges. Probably the greatest headwind is from reduced consumer spending. In recent years, the American consumer has been spending too much. In fact, for a brief time last August, the American consumer spent more than they made in income. Today, with the shock of the economic downturn and reduced stock portfolio and home value wealth, the consumer is spending less and saving more. Although it is not a certainty, we believe that this pattern of relatively more savings and relatively less spending is likely to continue. Paradoxically, the higher savings and lower spending will be good for the nation over the long term but are likely to dampen economic growth over the near term.

Performance Analysis

All share classes of Van Kampen Comstock Fund outperformed the Russell 1000® Value Index (the “Index”) and Class A, Class B, Class I and Class R shares outperformed and Class C shares underperformed the S&P 500® Index for the six months ended June 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended June 30, 2009

					Russell 1000®	S&P 500®
Class A	Class B	Class C	Class I	Class R	Value Index	Index

3.37%	3.37%	2.98%	3.49%	3.24%	–2.87%	3.16%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Relative to the Index, the primary positive contributors were in the technology, consumer discretionary, and health care sectors.

•	Within technology, an overweight to the sector added to relative gains, with a number of stocks driving performance including holdings in the hardware, internet, and semiconductor industries, among others. We believe the technology companies held by the Fund demonstrate compelling businesses characteristics with their attractive operating margins, high return on equity, and conservative balance sheets with usually more cash than debt. The companies were extraordinarily inexpensive and remain attractively valued, in our opinion.

•	An overweight position in consumer discretionary was also advantageous. Within the sector, media stocks helped performance. In our view, these media stocks are attractively valued and may benefit from an improvement in the advertising environment. However, a large percentage of the companies’ revenues are driven by more stable sources such as cable networks. In addition, the companies have improved capital allocation as they have made fewer acquisitions than they did years ago.

•	Stock selection in the health care sector was the third largest contributor. Here, acquisitions of two drug companies benefited performance. While we do not invest based on takeovers, our experience has been that investing in inexpensive stocks has led to a higher likelihood of investing in companies that are eventually acquired.

Only two sectors in the Fund underperformed on a relative basis during the period, financials and telecommunication services.

•	Within the financials sector, stock selection dampened relative returns driven chiefly by a property and casualty company. While this company and others in the insurance space have gained some market share from AIG, the gain was less than expected. However, this property and casualty stock remains very attractively valued with a very favorable risk/return profile, in our opinion.

•	In the telecommunication services sector, stocks have not been as resistant to the economic downturn as we would have expected. “Cord cutting” in the retail business has increased as consumers are moving to wireless phones as their sole source of telephone service.

In closing, we want to thank you for the trust that you have placed in us. We will continue to position the Fund on a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top Ten Holdings as of 6/30/09 (Unaudited)

Chubb Corp.	4.4%
Viacom, Inc., Class B	4.1
Comcast Corp., Class A	3.8
International Paper Co.	3.5
Verizon Communications, Inc.	2.8
Time Warner, Inc.	2.7
JPMorgan Chase & Co.	2.7
eBay, Inc.	2.7
Cadbury PLC	2.7
Bristol-Myers Squibb Co.	2.6

Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)

Pharmaceuticals	11.7%
Movies & Entertainment	8.3
Property & Casualty Insurance	7.5
Packaged Foods & Meats	7.2
Broadcasting & Cable TV	5.4
Computer Hardware	4.6
Integrated Telecommunication Services	4.5
Other Diversified Financial Services	3.8
Paper Products	3.5
Internet Software & Services	3.1
Integrated Oil & Gas	2.6
Soft Drinks	2.4
Hypermarkets & Super Centers	2.3
Life & Health Insurance	2.3
Asset Management & Custody Banks	2.2
Tobacco	1.8
Health Care Distributors	1.7
Home Improvement Retail	1.7
Department Stores	1.6
Diversified Banks	1.4
Oil & Gas Equipment & Services	1.4
Aluminum	1.3
Semiconductors	1.3
Communications Equipment	1.2
Drug Retail	1.2
Health Care Equipment	1.2
Managed Health Care	1.2
Diversified Chemicals	1.1
Industrial Conglomerates	1.0
Broadcasting – Diversified	0.9
Regional Banks	0.9
Semiconductor Equipment	0.8
Systems Software	0.8
Investment Banking & Brokerage	0.7
Data Processing & Outsourced Services	0.6
Household Products	0.6
Catalog Retail	0.5
IT Consulting & Other Services	0.5
Electrical Components & Equipment	0.5
(continued on next page)

Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)
(continued from previous page)

General Merchandise Stores	0.4%
Electronic Equipment Manufacturers	0.2
Electronic Manufacturing Services	0.2

Total Long-Term Investments	98.1
Total Repurchase Agreements	2.0

Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)

Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	1/1/09	6/30/09	1/1/09-6/30/09

Class A
Actual	$1,000.00	$1,033.68	$4.99
Hypothetical	1,000.00	1,019.89	4.96
(5% annual return before expenses)

Class B
Actual	1,000.00	1,033.68	5.04
Hypothetical	1,000.00	1,019.84	5.01
(5% annual return before expenses)

Class C
Actual	1,000.00	1,029.82	8.76
Hypothetical	1,000.00	1,016.17	8.70
(5% annual return before expenses)

Class R
Actual	1,000.00	1,032.40	6.25
Hypothetical	1,000.00	1,018.65	6.21
(5% annual return before expenses)

Class I
Actual	1,000.00	1,034.95	3.73
Hypothetical	1,000.00	1,021.12	3.71
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, 0.99%, 1.74%, 1.24% and 0.74% for Class A, B, C, R and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Comstock Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 98.1%
Aluminum 1.3%
Alcoa, Inc.	8,966,800	$92,627,044

Asset Management & Custody Banks 2.2%
Bank of New York Mellon Corp.	5,545,728	162,545,288

Broadcasting & Cable TV 5.4%
Comcast Corp., Class A	19,334,110	280,151,254
Liberty Media Corp.—Entertainment, Class A (a)	4,372,540	116,965,445

		397,116,699

Broadcasting—Diversified 0.9%
Time Warner Cable, Inc.	2,184,740	69,190,716

Catalog Retail 0.5%
Liberty Media Corp.—Interactive, Class A (a)	7,444,275	37,295,818

Communications Equipment 1.2%
Cisco Systems, Inc. (a)	4,820,100	89,846,664

Computer Hardware 4.6%
Dell, Inc. (a)	11,784,818	161,805,551
Hewlett-Packard Co.	2,052,400	79,325,260
IBM Corp.	940,400	98,196,568

		339,327,379

Data Processing & Outsourced Services 0.6%
Computer Sciences Corp. (a)	516,700	22,889,810
Western Union Co.	1,410,500	23,132,200

		46,022,010

Department Stores 1.6%
J.C. Penney Co., Inc.	2,147,600	61,657,596
Macy’s, Inc.	4,518,656	53,139,394

		114,796,990

Diversified Banks 1.4%
U.S. Bancorp	2,315,400	41,491,968
Wells Fargo & Co.	2,585,500	62,724,230

		104,216,198

Diversified Chemicals 1.1%
Du Pont (E.I.) de Nemours & Co.	3,089,866	79,162,367

Drug Retail 1.2%
CVS Caremark Corp.	2,818,600	89,828,782

Electrical Components & Equipment 0.5%
Emerson Electric Co.	1,105,600	35,821,440

See Notes to Financial Statements

Van Kampen Comstock Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Electronic Equipment Manufacturers 0.2%
Cognex Corp.	1,223,187	$17,283,632

Electronic Manufacturing Services 0.2%
Flextronics International Ltd. (Singapore) (a)	2,928,717	12,037,027

General Merchandise Stores 0.4%
Target Corp.	730,600	28,836,782

Health Care Distributors 1.7%
Cardinal Health, Inc.	4,163,600	127,197,980

Health Care Equipment 1.2%
Boston Scientific Corp. (a)	8,829,500	89,531,130

Home Improvement Retail 1.7%
Home Depot, Inc.	2,679,200	63,309,496
Lowe’s Cos., Inc.	3,028,900	58,790,949

		122,100,445

Household Products 0.6%
Kimberly-Clark Corp.	451,500	23,672,145
Procter & Gamble Co.	418,100	21,364,910

		45,037,055

Hypermarkets & Super Centers 2.3%
Wal-Mart Stores, Inc.	3,518,900	170,455,516

Industrial Conglomerates 1.0%
General Electric Co.	6,420,200	75,244,744

Integrated Oil & Gas 2.6%
BP PLC—ADR (United Kingdom)	981,100	46,778,848
Chevron Corp.	584,200	38,703,250
ConocoPhillips	1,066,600	44,861,196
Total SA—ADR (France)	1,173,900	63,660,597

		194,003,891

Integrated Telecommunication Services 4.5%
AT&T, Inc.	4,969,150	123,433,686
Verizon Communications, Inc.	6,784,200	208,478,466

		331,912,152

Internet Software & Services 3.1%
eBay, Inc. (a)	11,605,600	198,803,928
Yahoo!, Inc. (a)	1,867,600	29,246,616

		228,050,544

Investment Banking & Brokerage 0.7%
Goldman Sachs Group, Inc.	360,200	53,107,888

See Notes to Financial Statements

Van Kampen Comstock Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

IT Consulting & Other Services 0.5%
Accenture Ltd., Class A (Bermuda)	1,092,700	$36,561,742

Life & Health Insurance 2.3%
Aflac, Inc.	797,500	24,794,275
MetLife, Inc.	2,699,200	81,002,992
Torchmark Corp.	1,714,547	63,506,821

		169,304,088

Managed Health Care 1.2%
UnitedHealth Group, Inc.	1,586,000	39,618,280
WellPoint, Inc. (a)	979,400	49,841,666

		89,459,946

Movies & Entertainment 8.3%
News Corp., Class B	10,506,000	111,048,420
Time Warner, Inc.	7,914,600	199,368,774
Viacom, Inc., Class B (a)	13,262,150	301,050,805

		611,467,999

Oil & Gas Equipment & Services 1.4%
Halliburton Co.	4,872,100	100,852,470

Other Diversified Financial Services 3.8%
Bank of America Corp.	5,943,865	78,459,018
JPMorgan Chase & Co.	5,831,300	198,905,643

		277,364,661

Packaged Foods & Meats 7.2%
Cadbury PLC—ADR (United Kingdom)	5,759,124	196,516,860
Kraft Foods, Inc., Class A	7,032,043	178,191,970
Unilever NV (Netherlands)	6,305,500	152,466,990

		527,175,820

Paper Products 3.5%
International Paper Co.	17,132,036	259,207,705

Pharmaceuticals 11.7%
Abbott Laboratories	1,096,400	51,574,656
Bristol-Myers Squibb Co.	9,423,600	191,393,316
Eli Lilly & Co.	2,476,700	85,792,888
GlaxoSmithKline PLC—ADR (United Kingdom)	911,500	32,212,410
Pfizer, Inc.	9,528,900	142,933,500
Roche Holdings AG—ADR (Switzerland)	1,461,516	49,622,122
Schering-Plough Corp.	7,576,700	190,326,704
Wyeth	2,637,000	119,693,430

		863,549,026

Property & Casualty Insurance 7.5%
Berkshire Hathaway, Inc., Class A (a)	685	61,650,000
Berkshire Hathaway, Inc., Class B (a)	1,070	3,098,431

See Notes to Financial Statements

Van Kampen Comstock Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Property & Casualty Insurance (Continued)
Chubb Corp.	8,112,440	$323,524,107
Travelers Cos., Inc.	3,996,600	164,020,464

		552,293,002

Regional Banks 0.9%
PNC Financial Services Group, Inc.	1,770,200	68,701,462

Semiconductor Equipment 0.8%
KLA–Tencor Corp.	2,282,200	57,625,550

Semiconductors 1.3%
Intel Corp.	5,530,092	91,523,023

Soft Drinks 2.4%
Coca-Cola Co.	2,555,000	122,614,450
Dr. Pepper Snapple Group, Inc. (a)	2,648,044	56,112,052

		178,726,502

Systems Software 0.8%
Microsoft Corp.	2,373,900	56,427,603

Tobacco 1.8%
Altria Group, Inc.	3,322,400	54,454,136
Philip Morris International, Inc.	1,716,000	74,851,920

		129,306,056

Total Long-Term Investments 98.1% (Cost $9,375,896,883)		7,222,142,836

Repurchase Agreements 2.0%
Banc of America Securities ($7,981,723 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $7,981,736)		7,981,723

See Notes to Financial Statements

Van Kampen Comstock Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Description	Value

Repurchase Agreements (Continued)
Description	Value

JPMorgan Chase & Co. ($134,814,234 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $134,814,421)	$134,814,234
State Street Bank & Trust Co. ($1,043 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $1,043)	1,043

Total Repurchase Agreements 2.0% (Cost $142,797,000)	142,797,000

Total Investments 100.1% (Cost $9,518,693,883)	7,364,939,836

Liabilities in Excess of Other Assets (0.1%)	(4,052,296)

Net Assets 100.0%	$7,360,887,540

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Assets
Common Stocks
Aluminum	$92,627,044	$—	$—	$92,627,044
Asset Management & Custody Banks	162,545,288	—	—	162,545,288
Broadcasting — Diversified	69,190,716	—	—	69,190,716
Broadcasting & Cable TV	397,116,699	—	—	397,116,699
Catalog Retail	37,295,818	—	—	37,295,818
Communications Equipment	89,846,664	—	—	89,846,664
Computer Hardware	339,327,379	—	—	339,327,379
Data Processing & Outsourced Services	46,022,010	—	—	46,022,010

See Notes to Financial Statements

Van Kampen Comstock Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Common Stocks (Continued)
Department Stores	$114,796,990	$—	$—	$114,796,990
Diversified Banks	104,216,198	—	—	104,216,198
Diversified Chemicals	79,162,367	—	—	79,162,367
Drug Retail	89,828,782	—	—	89,828,782
Electrical Components & Equipment	35,821,440	—	—	35,821,440
Electronic Equipment Manufacturers	17,283,632	—	—	17,283,632
Electronic Manufacturing Services	12,037,027	—	—	12,037,027
General Merchandise Stores	28,836,782	—	—	28,836,782
Health Care Distributors	127,197,980	—	—	127,197,980
Health Care Equipment	89,531,130	—	—	89,531,130
Home Improvement Retail	122,100,445	—	—	122,100,445
Household Products	45,037,055	—	—	45,037,055
Hypermarkets & Super Centers	170,455,516	—	—	170,455,516
Industrial Conglomerates	75,244,744	—	—	75,244,744
Integrated Oil & Gas	194,003,891	—	—	194,003,891
Integrated Telecommunication Services	331,912,152	—	—	331,912,152
Internet Software & Services	228,050,544	—	—	228,050,544
Investment Banking & Brokerage	53,107,888	—	—	53,107,888
IT Consulting & Other Services	36,561,742	—	—	36,561,742
Life & Health Insurance	169,304,088	—	—	169,304,088
Managed Health Care	89,459,946	—	—	89,459,946
Movies & Entertainment	611,467,999	—	—	611,467,999
Oil & Gas Equipment & Services	100,852,470	—	—	100,852,470
Other Diversified Financial Services	277,364,661	—	—	277,364,661
Packaged Foods & Meats	330,658,960	196,516,860	—	527,175,820
Paper Products	259,207,705	—	—	259,207,705
Pharmaceuticals	813,926,904	49,622,122	—	863,549,026
Property & Casualty Insurance	552,293,002	—	—	552,293,002
Regional Banks	68,701,462	—	—	68,701,462
Semiconductor Equipment	57,625,550	—	—	57,625,550
Semiconductors	91,523,023	—	—	91,523,023
Soft Drinks	178,726,502	—	—	178,726,502
Systems Software	56,427,603	—	—	56,427,603
Tobacco	129,306,056	—	—	129,306,056
Short-Term Investments	—	142,797,000	—	142,797,000

Total Assets	$6,976,003,854	$388,935,982	$—	$7,364,939,836

See Notes to Financial Statements

Van Kampen Comstock Fund
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $9,518,693,883)	$7,364,939,836
Cash	220
Receivables:
Fund Shares Sold	11,148,248
Dividends	10,971,089
Investments Sold	7,639,339
Interest	200
Other	634,409

Total Assets	7,395,333,341

Liabilities:
Payables:
Fund Shares Repurchased	20,844,368
Investments Purchased	2,936,831
Investment Advisory Fee	2,387,405
Distributor and Affiliates	2,019,898
Trustees’ Deferred Compensation and Retirement Plans	1,025,179
Accrued Expenses	5,232,120

Total Liabilities	34,445,801

Net Assets	$7,360,887,540

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$11,742,220,824
Accumulated Undistributed Net Investment Income	(8,686,765)
Net Unrealized Depreciation	(2,153,754,047)
Accumulated Net Realized Loss	(2,218,892,472)

Net Assets	$7,360,887,540

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $5,170,706,075 and 466,753,979 shares of beneficial interest issued and outstanding)	$11.08
Maximum sales charge (5.75%* of offering price)	0.68

Maximum offering price to public	$11.76

Class B Shares:
Net asset value and offering price per share (Based on net assets of $765,545,207 and 69,098,842 shares of beneficial interest issued and outstanding)	$11.08

Class C Shares:
Net asset value and offering price per share (Based on net assets of $483,686,837 and 43,633,714 shares of beneficial interest issued and outstanding)	$11.09

Class R Shares:
Net asset value and offering price per share (Based on net assets of $133,812,594 and 12,076,302 shares of beneficial interest issued and outstanding)	$11.08

Class I Shares:
Net asset value and offering price per share (Based on net assets of $807,136,827 and 72,871,006 shares of beneficial interest issued and outstanding)	$11.08

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Comstock Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $1,173,925)	$102,306,238
Interest	196,317

Total Income	102,502,555

Expenses:
Investment Advisory Fee	13,861,172
Transfer Agent Fees	9,999,284
Distribution (12b-1) and Service Fees
Class A	6,201,348
Class B	955,503
Class C	2,322,597
Class R	301,931
Reports to Shareholders	1,100,577
Accounting and Administrative Expenses	436,998
Professional Fees	259,298
Custody	170,301
Trustees’ Fees and Related Expenses	163,766
Registration Fees	95,977
Other	142,004

Total Expenses	36,010,756
Less Credits Earned on Cash Balances	44,393

Net Expenses	35,966,363

Net Investment Income	$66,536,192

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(391,465,167)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(2,589,488,013)
End of the Period	(2,153,754,047)

Net Unrealized Appreciation During the Period	435,733,966

Net Realized and Unrealized Gain	$44,268,799

Net Increase in Net Assets From Operations	$110,804,991

See Notes to Financial Statements

Van Kampen Comstock Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The Six	For The
	Months Ended	Year Ended
	June 30, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$66,536,192	$277,152,487
Net Realized Loss	(391,465,167)	(1,784,093,793)
Net Unrealized Appreciation/Depreciation During the Period	435,733,966	(3,880,904,447)

Change in Net Assets from Operations	110,804,991	(5,387,845,753)

Distributions from Net Investment Income:
Class A Shares	(56,163,341)	(191,947,804)
Class B Shares	(8,569,431)	(30,503,444)
Class C Shares	(3,575,262)	(12,290,886)
Class R Shares	(1,240,624)	(4,046,903)
Class I Shares	(9,582,539)	(33,487,573)

	(79,131,197)	(272,276,610)

Distributions from Net Realized Gain:
Class A Shares	-0-	(101,142,773)
Class B Shares	-0-	(16,305,317)
Class C Shares	-0-	(10,061,524)
Class R Shares	-0-	(2,461,778)
Class I Shares	-0-	(15,811,520)

	-0-	(145,782,912)

Total Distributions	(79,131,197)	(418,059,522)

Net Change in Net Assets from Investment Activities	31,673,794	(5,805,905,275)

From Capital Transactions:
Proceeds from Shares Sold	571,417,295	1,691,969,719
Net Asset Value of Shares Issued Through Dividend Reinvestment	71,872,453	376,134,472
Cost of Shares Repurchased	(1,590,703,389)	(5,465,780,077)

Net Change in Net Assets from Capital Transactions	(947,413,641)	(3,397,675,886)

Total Decrease in Net Assets	(915,739,847)	(9,203,581,161)
Net Assets:
Beginning of the Period	8,276,627,387	17,480,208,548

End of the Period (Including accumulated undistributed net investment income of ($8,686,765) and $3,908,240, respectively)	$7,360,887,540	$8,276,627,387

See Notes to Financial Statements

Van Kampen Comstock Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,	Year Ended December 31,
Class A Shares	2009	2008	2007	2006		2005		2004

Net Asset Value, Beginning of the Period	$10.85	$17.48	$19.26	$17.81		$18.51		$15.95

Net Investment Income	0.10 (a)	0.32 (a)	0.36 (a)	0.35	(a)	0.32	(a)	0.24
Net Realized and Unrealized Gain/Loss	0.25	(6.48)	(0.69)	2.43		0.46		2.54

Total from Investment Operations	0.35	(6.16)	(0.33)	2.78		0.78		2.78

Less:
Distributions from Net Investment Income	0.12	0.32	0.37	0.38		0.32		0.22
Distributions from Net Realized Gain	-0-	0.15	1.08	0.95		1.16		-0-

Total Distributions	0.12	0.47	1.45	1.33		1.48		0.22

Net Asset Value, End of the Period	$11.08	$10.85	$17.48	$19.26		$17.81		$18.51

Total Return (b)	3.37% *	–35.89%	–1.89%	16.06%		4.19%		17.57%
Net Assets at End of the Period (In millions)	$5,170.7	$5,798.8	$12,091.9	$13,686.1		$12,041.1		$10,583.9
Ratio of Expenses to Average Net Assets	0.99%	0.84%	0.78%	0.80%		0.80%		0.84%
Ratio of Net Investment Income to Average Net Assets	1.91%	2.16%	1.82%	1.92%		1.77%		1.47%
Portfolio Turnover	4% *	19%	22%	26%		30%		34%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Comstock Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,		Year Ended December 31,
Class B Shares	2009		2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$10.85		$17.49		$19.26		$17.81		$18.52		$15.95

Net Investment Income	0.10	(a)	0.32	(a)	0.23	(a)	0.21	(a)	0.18	(a)	0.11
Net Realized and Unrealized Gain/Loss	0.25		(6.49)		(0.68)		2.43		0.46		2.55

Total from Investment Operations	0.35		(6.17)		(0.45)		2.64		0.64		2.66

Less:
Distributions from Net Investment Income	0.12		0.32		0.24		0.24		0.19		0.09
Distributions from Net Realized Gain	-0-		0.15		1.08		0.95		1.16		-0-

Total Distributions	0.12		0.47		1.32		1.19		1.35		0.09

Net Asset Value, End of the Period	$11.08		$10.85		$17.49		$19.26		$17.81		$18.52

Total Return (b)	3.37%	(c)*	–35.93%	(c)	–2.46%	(c)	15.21%		3.37%		16.76%
Net Assets at End of the Period (In millions)	$765.5		$906.3		$1,991.6		$2,518.3		$2,581.5		$2,577.7
Ratio of Expenses to Average Net Assets	0.99%	(c)	0.84%	(c)	1.41%	(c)	1.55%		1.56%		1.59%
Ratio of Net Investment Income to Average Net Assets	1.91%	(c)	2.16%	(c)	1.19%	(c)	1.17%		1.01%		0.70%
Portfolio Turnover	4%	*	19%		22%		26%		30%		34%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Comstock Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,	Year Ended December 31,
Class C Shares	2009	2008	2007	2006		2005		2004

Net Asset Value, Beginning of the Period	$10.86	$17.49	$19.27	$17.82		$18.53		$15.96

Net Investment Income	0.06 (a)	0.21 (a)	0.21 (a)	0.21	(a)	0.18	(a)	0.11
Net Realized and Unrealized Gain/Loss	0.25	(6.48)	(0.69)	2.43		0.46		2.55

Total from Investment Operations	0.31	(6.27)	(0.48)	2.64		0.64		2.66

Less:
Distributions from Net Investment Income	0.08	0.21	0.22	0.24		0.19		0.09
Distributions from Net Realized Gain	-0-	0.15	1.08	0.95		1.16		-0-

Total Distributions	0.08	0.36	1.30	1.19		1.35		0.09

Net Asset Value, End of the Period	$11.09	$10.86	$17.49	$19.27		$17.82		$18.53

Total Return (b)	2.98% *	–36.35%	–2.63%	15.20%		3.37%		16.75%
Net Assets at End of the Period (In millions)	$483.7	$544.6	$1,243.1	$1,495.8		$1,453.0		$1,210.7
Ratio of Expenses to Average Net Assets	1.74%	1.59%	1.53%	1.55%		1.56%		1.59%
Ratio of Net Investment Income to Average Net Assets	1.15%	1.41%	1.07%	1.17%		1.01%		0.70%
Portfolio Turnover	4% *	19%	22%	26%		30%		34%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Comstock Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,	Year Ended December 31,
Class R Shares	2009	2008	2007	2006		2005		2004

Net Asset Value, Beginning of the Period	$10.85	$17.49	$19.26	$17.81		$18.52		$15.95

Net Investment Income	0.08 (a)	0.28 (a)	0.31 (a)	0.30	(a)	0.28	(a)	0.19
Net Realized and Unrealized Gain/Loss	0.25	(6.49)	(0.68)	2.43		0.45		2.56

Total from Investment Operations	0.33	(6.21)	(0.37)	2.73		0.73		2.75

Less:
Distributions from Net Investment Income	0.10	0.28	0.32	0.33		0.28		0.18
Distributions from Net Realized Gain	-0-	0.15	1.08	0.95		1.16		-0-

Total Distributions	0.10	0.43	1.40	1.28		1.44		0.18

Net Asset Value, End of the Period	$11.08	$10.85	$17.49	$19.26		$17.81		$18.52

Total Return (b)	3.24% *	–36.09%	–2.09%	15.78%		3.88%		17.34%
Net Assets at End of the Period (In millions)	$133.8	$130.7	$296.2	$274.3		$213.9		$111.4
Ratio of Expenses to Average Net Assets	1.24%	1.09%	1.03%	1.05%		1.06%		1.09%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.91%	1.56%	1.67%		1.51%		1.28%
Portfolio Turnover	4% *	19%	22%	26%		30%		34%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Comstock Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

								October 29, 2004
	Six Months							(Commencement
	Ended							of Operations) to
	June 30,	Year Ended December 31,						December 31,
Class I Shares	2009	2008	2007	2006		2005		2004

Net Asset Value, Beginning of the Period	$10.85	$17.48	$19.25	$17.80		$18.51		$17.73

Net Investment Income	0.11 (a)	0.35 (a)	0.40 (a)	0.40	(a)	0.35	(a)	0.06
Net Realized and Unrealized Gain/Loss	0.25	(6.48)	(0.68)	2.43		0.47		0.79

Total from Investment Operations	0.36	(6.13)	(0.28)	2.83		0.82		0.85

Less:
Distributions from Net Investment Income	0.13	0.35	0.41	0.43		0.37		0.07
Distributions from Net Realized Gain	-0-	0.15	1.08	0.95		1.16		-0-

Total Distributions	0.13	0.50	1.49	1.38		1.53		0.07

Net Asset Value, End of the Period	$11.08	$10.85	$17.48	$19.25		$17.80		$18.51

Total Return (b)	3.49% *	–35.73%	–1.59%	16.36%		4.39%		8.38% *
Net Assets at End of the Period (In millions)	$807.1	$896.2	$1,857.4	$1,858.2		$1,304.1		$3.5
Ratio of Expenses to Average Net Assets	0.74%	0.59%	0.53%	0.55%		0.56%		0.61%
Ratio of Net Investment Income to Average Net Assets	2.16%	2.41%	2.07%	2.16%		1.99%		1.70%
Portfolio Turnover	4% *	19%	22%	26%		30%		34%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Comstock Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Comstock Fund (the “Fund”) is organized as a Delaware statutory trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks. The Fund commenced investment operations on October 7, 1968. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Fair Value Measurements Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Van Kampen Comstock Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income net of applicable withholding taxes is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

Van Kampen Comstock Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $997,276,941 which will expire according to the following schedule:

Amount	Expiration

$679,152	December 31, 2010
996,597,789	December 31, 2016

At June 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$9,544,598,405

Gross tax unrealized appreciation	$479,613,430
Gross tax unrealized depreciation	(2,659,271,999)

Net tax unrealized depreciation on investments	$(2,179,658,569)

F. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$283,185,523
Long-term capital gain	134,873,999

$418,059,522

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,089,567

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the six months ended June 30, 2009, the Fund’s custody fee was reduced by $44,393 as a result of credits earned on cash balances.

H. Reporting Subsequent Events In accordance with the provision set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent event existing in the Fund’s financial statements through August 21, 2009.

Van Kampen Comstock Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

Management has determined that there are no material events or transactions that would effect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	.50%
Next $1 billion	.45%
Next $1 billion	.40%
Over $3 billion	.35%

For the six months ended June 30, 2009, the Fund recognized expenses of approximately $240,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended June 30, 2009, the Fund recognized expenses of approximately $264,600 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund recognized expenses of approximately $2,743,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $634,400 are included in “Other” assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

Van Kampen Comstock Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

For the six months ended June 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $48,904.
For the six months ended June 30, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $402,500 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $508,900. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the six months ended June 30, 2009 and the year ended December 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	June 30, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	36,504,575	$361,347,537	85,567,693	$1,215,791,539
Class B	1,784,818	17,730,772	4,280,067	61,121,961
Class C	1,144,542	11,414,527	3,510,454	50,192,126
Class R	2,679,398	26,626,816	5,755,383	84,295,666
Class I	14,780,072	154,297,643	19,716,282	280,568,427

Total Sales	56,893,405	$571,417,295	118,829,879	$1,691,969,719

Dividend Reinvestment:
Class A	5,501,646	$51,771,703	18,335,648	$266,827,014
Class B	867,322	8,136,556	3,040,070	44,265,292
Class C	317,644	2,942,150	1,242,298	18,218,050
Class R	124,884	1,174,771	421,035	6,164,251
Class I	826,773	7,847,273	2,798,835	40,659,865

Total Dividend Reinvestment	7,638,269	$71,872,453	25,837,886	$376,134,472

Repurchases:
Class A	(109,705,064)	$(1,071,255,023)	(261,072,441)	$(3,737,891,416)
Class B	(17,081,227)	(169,218,836)	(37,692,538)	(545,487,023)
Class C	(7,993,006)	(77,287,057)	(25,643,367)	(371,339,540)
Class R	(2,775,927)	(27,623,459)	(11,064,542)	(162,161,230)
Class I	(25,351,937)	(245,319,014)	(46,163,966)	(648,900,868)

Total Repurchases	(162,907,161)	$(1,590,703,389)	(381,636,854)	$(5,465,780,077)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $294,514,770 and $1,201,323,163, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the

Van Kampen Comstock Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $240,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen Comstock Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Comstock Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Comstock Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Comstock Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Comstock Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Comstock Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

13, 113, 213, 313, 613
COMSAN 08/09
IU09-03467P-Y06/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Comstock Fund
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: August 20, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: August 20, 2009
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: August 20, 2009